medical Staffing NETWORK HOLDINGS, Inc.

InteliStaf TRAVEL A Medical Staffing Network Company

medical Staffing NETWORK ALLIED

PHARMSTAFF

medical Staffing NETWORK CLINICAL RESEARCH

Saber-Salisbury A Medical Staffing Network Company

ONESOURCE PREMIER VMS SOLUTIONS

BMO Capital Markets Healthcare Staffing Forum June 5, 2008 Exhibit 99.1

This presentation contains forward-looking statements, including those regarding
Medical Staffing Network Holdings, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to materially differ from any future results or performance expressed or implied by these forward-looking statements. A description of these factors can be found in our Form 10-K for the year ended December 30, 2007, a copy of which is available on our website. Medical Staffing Network Holdings, Inc.
undertakes no obligation to publicly revise these forward-looking statements.
This presentation does not serve as an update to any previous comments or statements made by management. The Company will not provide any such updates except in the form of a press release or Form 8-K filing.
Safe Harbor Statement

Company Overview
Founded in 1998 by members of the current management team
Largest provider of per diem nurse staffing in the country
•
Branch network of over 110 offices across the US
Broad and diversified base of clients and professionals
•
Over 7,000 client facilities served
•
Over 28,000 active professionals in database
Diversified service lines
Sophisticated information systems platform
First national provider of per diem services to achieve Joint Commission
Health Care Staffing Services Certification

$10.2
$9.8
$10.0
$10.6
$11.4
$12.3
$13.2
2003
2004
2005
2006
2007P
2008P
2009P

3 Industry Overview Source: Staffing Industry Analysts ($ in billions) Y/Y Growth (8.5)% (3.0)% 2.5% 6.0% 7.0% 8.0% 7.9%

Nurse Staffing Industry Overview
Per Diem Nursing
Largely Fragmented
Travel Nursing
Highly Consolidated
Top 2
Companies
(est.)
Top 7
Companies
(est.)
Market Size: Estimated $4.2 billion
Approximately 66% of
nurse staffing industry
Estimated $2.1 billion
Approximately 34% of
nurse staffing industry
Market
Concentration:
25%
70%
“It’s estimated that 70% of nurses are married & have or will switch from full-time to part-time employment”
Peter Buerhaus, Ph.D., RN, FAAN
Large pool of available
nurses
Limited pool – generally
young and/or unmarried
Nurse Availability:
Source: Staffing Industry Analysts

Long-Term Industry Growth Drivers
Long-term imbalance between supply and demand
Significant increase in utilization of healthcare services as population ages
Hospitals require a variable labor pool to deal with fluctuations in admissions levels
Significant burnout of full-time nursing professionals drives turnover and increases utilization of temporary staff
Increased staffing levels due to new staffing ratio and overtime legislation in a number of states

Recent Market Trends
Hospitals are overutilizing their full-time staff
• Patient loads and overtime are higher than normal
• Legislation in some states is already addressing the issue
Currently, demand has also been impacted by lower than anticipated hospital admissions
The healthcare industry is consolidating its vendor base
• 75% of per diem staffing services are provided by thousands of independent, inefficient and geographically limited vendors
• Consolidation reduces administrative costs and improves
consistency and quality of service
• Projected that more than half of facilities will be in a vendor managed services or preferred-staffing relationship in the next five years

Recent Market Trends (continued)
More favorable pricing environment
Independent study supports high quality of supplemental staffing
Facilities are raising service-level expectations of staffing companies
o
In 2005, the Joint Commission launched a certification program for healthcare staffing organizations. In 2006, MSN’s national branch network completed the Joint Commission’s comprehensive review process in order to earn its Gold Seal of
Approval™
for a second
consecutive year. The Company is one of the largest national providers of diversified healthcare staffing services, which includes per diem nursing, travel and allied health, to achieve Joint Commission certification for all of its locations.

1.0
1.5
2.0
2.5
3.0
2000 2005 2010 2015 2020
Supply – Demand Imbalance
35.1
36.7
40.2
46.8
54.6
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2000 2005 2010 2015 2020
Source: U.S. Census Bureau, Population Projections
Bureau, March, 2004
Source: U.S. Department of Health and Human Services, Health
Resources and Services Administration, 2004 National Sample of
Registered Nurses
American Population Over 65
(in millions)
Registered Nurse Shortage Projection
(in millions)
DEMAND of
FTE RNs
SUPPLY of
FTE RNs

Who are the Nurses?
0
100,000
200,000
300,000
400,000
500,000
600,000
<25 25-29 30-34 35-39 40-44 45-49 50-54 55-59 60-64 >65
1980
1992
2004
Source: U.S. Department of Health and Human Services, Health Resources and Services Administration, 2004 National Sample of
Registered Nurses
Age Distribution of Registered Nurses

25%
50%
25%
<30
31-49
>50
Who are the Nurses? (continued)
2004: average age 46.8
Aging of the Registered Nurse Workforce
1980: average age 41
8%
51%
41%
<30
31-49
>50
Source: U.S. Department of Health and Human Services, Health Resources and Services Administration, 2004 National Sample of
Registered Nurses

Who is MSN to the Nurses?
Travel nurses – typically less than
30 years of age
Nurses looking to settle down –
between 30-50 years of age
Nurses working full or part time at
facilities – over 50 years of age
Through our InteliStaf Travel division
we can place the younger nurse at
facilities throughout the country;
potential per diem employee
Transfer file from Travel division to
one of our 110+ per diem locations
and begin per diem and/or short-term
local contract staffing
Ensure the nurse does not leave
bedside patient care by providing
flexible work schedule through our
vast per diem network  /  Some
“empty nest” travel assignments

Full-Service Healthcare Staffing Provider
Per Diem Nursing
• 68% of Q1 2008 revenues; #1 market share
Travel Nursing
• 18% of Q1 2008 revenues
Allied Health Staffing
• 14% of Q1 2008 revenues
Leading Provider of Vendor Managed Services (VMS)

Division Overview – Per Diem
Assignments range from one shift to
13 weeks
Over 110 branch locations nationwide
Primarily serve acute care hospitals
Largest provider of per diem nurse
staffing services in United States, as
measured by revenues
More than 15% of per diem division
revenue staffed through short-term
contracts in Q1 2008
Q1 2008 revenue
breakdown by division
Travel,
18%
Allied,
14%
Per Diem,
68%

Division Overview – Travel
Assignment length is typically 13 weeks
Nationwide placement of healthcare
professionals
Synergistic opportunity to capture travel
nurses into per diem pool at end of travel
assignment
Q1 2008 revenue
breakdown by division
Travel,
18%
Allied,
14%
Per Diem,
68%

Division Overview – Allied
Leading provider of Allied Health Services
Core Allied Health Specialties
o
Radiology
o
Laboratory and Surgical Technicians
o
Respiratory Therapy
o
Pharmacy
o
Physical and Occupational Therapy
Significant opportunity for additional future
diversification
Q1 2008 revenue
breakdown by division
Travel,
18%
Allied,
14%
Per Diem,
68%

Vendor Managed Services (VMS)
Complete solution
• Vendor management service and experience
• Technology
• Per Diem, Travel, Allied Health capabilities
Local delivery & local accountability: makes ALL the difference
10 years of experience – creating hospital specific VMS best practices
• Process improvements
Staffing process: ordering and scheduling
Credentialing compliance
Usable business intelligence
• Rationalized bill rates
Balance the need to fill and cost management
Agency utilization and vendor review

Competitive Strengths
Only national-scale healthcare staffing provider of per diem, travel and allied health services
Established quality-driven operating standards, as evidenced by being awarded the Gold Seal of Approval™
under Joint Commission’s
certification program
Largest per diem network and leading brand name
• Largest provider of per diem nurse staffing in the country
• Uniquely able to service regional and national hospital groups as they continue their vendor consolidation
• Widely recognized by healthcare organizations and professionals as a leader in providing high quality service

Competitive Strengths (continued)
Advanced information systems capability
• System allows for:
Same day pay to healthcare staff
MSN DirectPay Visa
®
Debit Card
Automatic matches of qualified staff with client orders
Ability to network together individual branch databases to address needs of regional clients
• Far surpasses the technology of our typical “mom and pop” competitor
Management expertise and well-developed, scalable infrastructure
Diversified service lines allow clients “one-stop” shopping and easier implementation of vendor consolidation initiatives
Proven ability to enter new markets through well developed de novo program
Capacity to continue to add new product offerings within Allied division

Current Strategic Initiatives
Per Diem Market Share Growth
• Take advantage of leverage opportunity at branch level
• Increased visibility via contract staffing
• Capitalize on Joint Commission certification as a differentiator in the marketplace
Travel Nurse Division synergies
• Capture travelers coming off assignment into per diem pool
• Offer per diem shifts to existing travelers
Further expand Allied footprint and service offerings
• Branch-in-Branch (BiB)
Offer certain allied services at a local level through our per diem branch network
• New service offerings
Vendor Management Services
• Use expertise acquired in AMR acquisition to:
Improve profitability of contracts acquired in InteliStaf acquisition
Add new agreements

Financial Performance

$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$33.1
$96.5
$178.4
$338.2
$478.8
$513.0
$417.1
$402.5
$385.5
$584.0
(1)
Revenue
($ in millions)
(1) Reported fiscal year 2007 revenue was $482.3 million.  Annualized fiscal year 2007 revenue of $584.0 million is an estimate derived from annualizing 2H 2007 results that excludes revenues from locations closed in the third quarter
2007 InteliStaf acquisition implementation and restructuring plan.
$482.3

22 Q1 2006 Q1 2007 Q1 2008 $19.7 $21.0 $35.1 Gross Profit ($ in millions) 20.7% 23.2% 24.1%

2005 2007
$402.5
$584.0(1)
Revenue and AEBITDA (2) Margin
($ in millions)
1.9%
5.3%
AEBITDA %
(1) 2007 revenue is an estimate derived from annualized 2H 2007 results (see note 1 on slide 21 for more information).
(2) AEBITDA consists of net income (loss) and excludes the effects of income taxes, interest, loss on early extinguishment of debt, depreciation and amortization, restructuring and other similar charges, non-cash impairment of goodwill and recapitalization expenses.  For 2005 AEBITDA margin is AEBTIDA of $7.6 million divided by actual revenue of $402.5 million and 2007 AEBITDA margin is annualized 2H 2007 AEBITDA of $31.0 million divided by annualized revenue of $584.0 million.

$402.5
$181.5
$584.0
$7.6
$23.4
$31.0
2005 Incremental 2007 Future Leverage
Potential
AEBITDA (2)
Revenue (1)
Leverage of Fixed Costs
($ in millions)
(1) 2007 revenue is an estimate derived from annualized 2H 2007 results (see note 1 on slide 21 for more information).
(2) AEBITDA consists of net income (loss) and excludes the effects of income taxes, interest, loss on early extinguishment of debt, depreciation and amortization, restructuring and other similar charges, non-cash impairment of goodwill and recapitalization expenses.  For 2005 AEBITDA margin is AEBTIDA of $7.6 million divided by actual revenue of $402.5 million and 2007 AEBITDA margin is annualized 2H 2007 AEBITDA of $31.0 million divided by annualized revenue of $584.0 million.
AEBITDA %:            1.9%                                13.2% 5.3%

MSN – Temporary Staffing Leader
Experienced management team
Recent volume growth through organic initiatives and acquisition provides the opportunity to better leverage a high fixed-cost infrastructure
Flexibility under senior credit facility – more than $18 million available at the end of Q1 2008
Scalable staffing model provides the potential for strong operating cash flow:
• Efficient billing and collection process
• Nominal capital investment requirements
• Direct reimbursement from client facilities/minimal exposure to third-party reimbursement
National footprint with over 110 per diem offices across the country and centralized travel and allied staffing hubs